UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Short Duration Diversified Income Fund (EVG)
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2022
Eaton Vance
Short Duration Diversified Income Fund

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant themes of the 12-month period ended October 31, 2022, were persistently high inflation worldwide and attempts by global central banks to tame runaway costs by raising interest rates. The result was a period-long sell-off in fixed-income assets, as nearly all major U.S. fixed-income indexes reported double-digit declines during the period.
Early in the period, U.S. Treasury rates rose against the backdrop of inflationary concerns and anticipation the U.S. Federal Reserve (the Fed) would begin raising the federal funds rate to intentionally curb consumer demand. Initially, the Fed signaled three relatively modest rate hikes for 2022. However, that changed in February when Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food prices. At its March 2022 meeting, the Fed ended a two-year period of near-zero interest rates with a 0.25% increase in the federal funds rate.
Even as the Fed hinted at multiple rate hikes during the period to combat inflation, consumers continued to spend and prices remained on an upward trajectory through the summer. In June, July, and September, the Fed reaffirmed that fighting inflation was its top priority by hiking the federal funds rate 0.75% each time -- to a 3.00%-3.25% range -- its first moves of that magnitude in nearly 30 years. By period-end, the Bloomberg U.S. Treasury Index declined 14.09%.
As yield spreads widened during the period, investment-grade corporate bonds underperformed U.S. Treasurys, suffering one of the worst 12-month periods in U.S. history as the Bloomberg U.S. Corporate Bond Index declined 19.57%.
Despite its lower credit rating, the high yield corporate asset class outperformed both investment-grade assets and Treasurys as the Bloomberg U.S. Corporate High Yield Index returned -11.76% during the period. Mortgage-backed securities underperformed Treasurys, with the Bloomberg U.S. Mortgage-Backed Securities Index returning -15.04%.
In contrast, asset-backed securities (ABS) -- securities backed by a range of corporate and consumer debt -- were one of the best-performing fixed-income asset classes, with the Bloomberg Asset-Backed Securities Index returning -6.07% during the period. The relative outperformance of ABS was due mainly to a comparatively shorter average duration than Treasurys, as represented by the Bloomberg U.S. Treasury Index, during a period of rising interest rates.
Issuer fundamentals for senior loans were relatively strong during the period. While the trailing 12-month default rate rose from 0.20% at the beginning of the period to 0.83% at period-end, the default rate remained well below the market’s long-term historical average of 3.20%.
For the period as a whole, higher quality loans outperformed lower quality issues, with BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returning 1.98%, 1.36%, -2.42%, -10.66%, and -37.83%, respectively.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Short Duration Diversified Income Fund (the Fund) returned -12.67% at net asset value of its common shares (NAV). The Fund outperformed its primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned -15.68% during the period. However, the Fund underperformed its secondary benchmark -- 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM (the Loan Index), 33.33% ICE BofA U.S. Mortgage-Backed Securities Index (the MBS Index) and 33.34% J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified Spread Index (the EMD Index and collectively, the Blended Index) -- which returned -8.98% during the period.
The Fund’s exposure to floating-rate corporate loans contributed to returns relative to the Index during the period, although the performance of this allocation trailed the Loan Index during the period. Within the Fund’s loan sleeve, the top 10 contributors to relative performance included six underperforming issuers included in the Loan Index that the Fund avoided during the period. In contrast, the biggest individual loan detractors included overweight exposures to a struggling mattress maker and an underperforming health care credit that both underperformed the Loan Index during the period.
The Fund’s allocation to non-U.S. investments -- which included a mix of emerging-markets bonds and derivative positions -- contributed to Fund performance relative to the Index, but trailed the EMD Index during the period. On a relative basis, sovereign credit positions in Russia, Ghana, Kenya, and Tanzania were among the top contributors to performance relative to the EMD Index. Top detractors relative to the EMD Index included sovereign credit positions in Ukraine, Belarus, Egypt, and Sri Lanka.
The Fund’s allocation to agency mortgage-backed securities (MBS) contributed to performance relative to the Index, and the allocation handily outperformed the MBS Index, which declined by more than 15% during the period. Outperformance within the MBS sleeve was primarily driven by a preference for higher coupon MBS compared to the MBS Index. These bonds generally carry shorter durations, so they were less negatively impacted by the sharp rise in interest rates during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Management’s Discussion of Fund Performance† — continued

The Fund’s allocations to commercial MBS, high yield corporate bonds, and collateralized loan obligations (CLOs) also contributed to Fund performance relative to the Index during the period, even as returns for these segments were negative for the period. Meanwhile, the Fund’s use of leverage detracted from returns relative to the Index and the Blended Index, which do not employ leverage.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Performance

Portfolio Manager(s) Catherine C. McDermott, Andrew Szczurowski, CFA, Eric Stein, CFA, Akbar A. Causer and Federico Sequeda, CFA
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	(12.67)%	0.17%	2.21%
Fund at Market Price	—	(12.71)	2.03	2.68

Bloomberg U.S. Aggregate Bond Index	—	(15.68)%	(0.54)%	0.74%
Blended Index	—	(8.98)	0.18	—
% Premium/Discount to NAV[3]
1.53%
Distributions [4]
Total Distributions per share for the period	$1.198
Distribution Rate at NAV	10.00%
Distribution Rate at Market Price	9.85
% Total Leverage[5]
Borrowings	15.95%
Derivatives	13.79
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Including the Fund’s use of leverage, Asset Allocation as a percentage of the Fund’s net assets amounted to 132.7%.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.
Principal Strategies. The Fund will invest at least 25% of its net assets in each of the following three investment categories: (i) senior, secured floating rate loans made to corporate and other business entities, which are typically rated below investment grade (“Senior Loans”); (ii) bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies; and (iii) mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. The Fund may invest, within its Senior Loans category, in U.S. corporate debt obligations rated below investment grade (“U.S. High Yield Bonds”), commonly referred to as “junk” bonds.
At least 80% of the Fund’s total leveraged assets will be invested in its three principal investment categories, including through the use of derivatives; the Fund’s exposure to each of these categories will equal at least 25% of the Fund’s net assets, including through the use of derivatives. Total leveraged assets are net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward foreign currency contracts, futures contracts and swaps held by the Fund. The Fund may obtain investment exposures through long or short positions in derivative instruments, including derivatives with U.S. High Yield Bonds as reference instruments (such as credit default swap indices), and through investment in other investment companies. The Fund may enter into forward commitments to buy or sell agency MBS (to-be-announced transaction, or “TBAs”).
The Fund may also invest in investment grade bonds, including corporate bonds, asset-backed securities and commercial mortgage-backed securities, and other permitted investments. The Fund is required to maintain (i) a weighted average portfolio credit quality of investment grade, which is at least BBB- as determined by S&P Global Ratings or Fitch Ratings Inc., or Baa3 as determined by Moody’s Investors Service, Inc. or, if unrated, determined to be of comparable quality by the adviser and (ii) a duration of no more than three years, including the effect of leverage.
The Fund may execute short sales of sovereign bonds and may enter into reverse repurchase agreements.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements.
Principal Risks
Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Market Risk. The value of investments held by the Fund may increase or decrease in response to, social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.
Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against the particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated United States debt issuer.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. The Fund may invest in Sukuk, which are foreign or emerging market securities based on Islamic principles. Sukuk are securities with cash flows similar to conventional bonds, issued by an issuer, which is usually a special purpose vehicle incorporated by the sovereign or corporate entity seeking financing, to obtain an upfront payment in exchange for an income stream and a future promise to return capital. Such income stream may or may not be linked to a tangible asset. For Sukuk that are not linked to a tangible asset, the Sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments or distributions to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor's money for Sukuk. For Sukuk linked to a tangible asset, the Fund will not have a direct interest in, or recourse to, the underlying asset or pool of assets. Sukuk involve many of the same risks that conventional bonds incur, such as credit risk and interest rate risk, as well as the risks associated with foreign or emerging market securities. In addition to these risks, there are certain risks specific to Sukuk, such as those relating to their structures. The unique characteristics of Sukuk may lead to uncertainties regarding their tax treatment within the Fund. In light of tax requirements applicable to the Fund, it may be necessary or advisable for the Fund to sell one or more Sukuk (or another investment), including at a disadvantageous time or price. As a result, the Fund may incur losses or costs associated with such transaction.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
LIBOR Transition and Associated Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the anticipated discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
Loans Risk. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restriction may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities (“CMBS”), automobile receivables or credit card receivables, and include collateralized loan obligations (“CLOs”) and stripped securities. Interests in collateralized loan obligations (“CLOs”) are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.
Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The Fund may be required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.
Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities sold by the Fund may be delayed. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with the proceeds under the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements are considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute leverage.
Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.
U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns. For Funds that are both actively managed and use quantitative investment techniques, the portfolio manager uses (or the portfolio managers use) quantitative investment techniques and analyses in making investment decisions for the Fund. For Funds that are both actively managed and use portfolio optimization, the portfolio manager uses (or portfolio managers use) quantitative portfolio optimization and risk management techniques in making investment decisions for the Fund. There can be no assurance that these techniques will achieve the desired results.
Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculating its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objectives. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Prior to August 29, 2022, the index name was S&P/LSTA Leveraged Loan Index. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified Spread Index is the spread component of the J.P. Morgan EMBI Global Diversified. J.P. Morgan EMBI Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. The J.P. Morgan EMBI Global Diversified Spread Index commenced on July 27, 2016; accordingly the Ten Years return is not available. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM, 33.33% ICE BofA U.S. Mortgage-Backed Securities Index and 33.34% J.P. Morgan EMBI Global Diversified Spread Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
[5]	The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Endnotes and Additional Disclosures — continued

Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Important Notice to Shareholders
The Board of Trustees of the Fund approved a change to the Fund’s investment policies with respect to the Fund’s ability to enter into commitments to buy and sell mortgage-backed securities (to-be-announced transactions or TBAs). Effective December 22, 2021, the Fund’s former investment restrictions with respect to TBAs have been removed.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments

Asset-Backed Securities — 16.5%
Security	Principal Amount (000's omitted)	Value
AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 10.989%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	$2,000	$ 1,567,904
AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 9.092%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	1,000	778,162
Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 8.755%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	1,000	810,236
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class DR2, 10.511%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	2,000	1,598,148
Series 2014-4RA, Class D, 9.729%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	1,000	767,704
Series 2015-5A, Class DR, 10.943%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	1,000	818,431
Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 10.724%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	1,440	1,165,503
Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 9.493%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	1,000	797,622
Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 10.308%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,250	1,009,382
Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 10.243%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	2,000	1,652,304
Golub Capital Partners CLO 23M, Ltd., Series 2015-23A, Class ER, 9.993%, (3 mo. USD LIBOR + 5.75%), 1/20/31(1)(2)	2,000	1,618,378
Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 10.458%, (3 mo. USD LIBOR + 6.10%), 4/25/29(1)(2)	3,000	2,582,892
Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class DR2, 10.198%, (3 mo. USD LIBOR + 5.92%), 10/21/30(1)(2)	3,000	2,534,790
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	791	694,411
Palmer Square CLO, Ltd., Series 2013-2A, Class DRR, 9.929%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	2,000	1,691,120
Regatta IX Funding, Ltd., Series 2017-1A, Class E, 10.079%, (3 mo. USD LIBOR + 6.00%), 4/17/30(1)(2)	2,000	1,646,218
Voya CLO, Ltd., Series 2015-3A, Class DR, 10.443%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	2,000	1,445,406
Total Asset-Backed Securities (identified cost $27,986,728)		$ 23,178,611

Collateralized Mortgage Obligations — 9.2%
Security	Principal Amount (000's omitted)	Value
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(3)	$495	$ 429,270
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	177	176,742
Series 2167, Class BZ, 7.00%, 6/15/29	170	172,289
Series 2182, Class ZB, 8.00%, 9/15/29	278	286,042
Series 4273, Class PU, 4.00%, 11/15/43	420	362,803
Series 5035, Class AZ, 2.00%, 11/25/50	542	322,109
Interest Only:(4)
Series 362, Class C7, 3.50%, 9/15/47	1,107	198,206
Series 2631, Class DS, 3.688%, (7.10% - 1 mo. USD LIBOR), 6/15/33(5)	246	8,610
Series 2770, Class SH, 3.688%, (7.10% - 1 mo. USD LIBOR), 3/15/34(5)	591	67,947
Series 2981, Class CS, 3.308%, (6.72% - 1 mo. USD LIBOR), 5/15/35(5)	326	24,736
Series 3114, Class TS, 3.238%, (6.65% - 1 mo. USD LIBOR), 9/15/30(5)	625	28,970
Series 3339, Class JI, 3.178%, (6.59% - 1 mo. USD LIBOR), 7/15/37(5)	999	96,004
Series 4109, Class ES, 2.738%, (6.15% - 1 mo. USD LIBOR), 12/15/41(5)	31	3,134
Series 4163, Class GS, 2.788%, (6.20% - 1 mo. USD LIBOR), 11/15/32(5)	1,501	98,031
Series 4169, Class AS, 2.838%, (6.25% - 1 mo. USD LIBOR), 2/15/33(5)	863	52,427
Series 4180, Class GI, 3.50%, 8/15/26	135	1,415
Series 4203, Class QS, 2.838%, (6.25% - 1 mo. USD LIBOR), 5/15/43(5)	757	49,846
Series 4370, Class IO, 3.50%, 9/15/41	90	2,793
Series 4497, Class CS, 2.788%, (6.20% - 1 mo. USD LIBOR), 9/15/44(5)	222	4,776
Series 4507, Class EI, 4.00%, 8/15/44	967	127,527
Series 4629, Class QI, 3.50%, 11/15/46	558	113,914
Series 4644, Class TI, 3.50%, 1/15/45	475	71,394
Series 4667, Class PI, 3.50%, 5/15/42	112	1,216
Series 4744, Class IO, 4.00%, 11/15/47	548	103,688
Series 4749, Class IL, 4.00%, 12/15/47	426	80,798
Series 4768, Class IO, 4.00%, 3/15/48	508	95,195
Series 4772, Class PI, 4.00%, 1/15/48	368	68,950
Series 4966, Class SY, 2.464%, (6.05% - 1 mo. USD LIBOR), 4/25/50(5)	1,932	209,334
Principal Only:(6)
Series 3309, Class DO, 0.00%, 4/15/37	492	376,859
Series 4478, Class PO, 0.00%, 5/15/45	188	134,413
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class M2, 7.336%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	1	601

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	$22	$ 22,126
Series 1997-38, Class N, 8.00%, 5/20/27	93	96,419
Series 2007-74, Class AC, 5.00%, 8/25/37	543	540,158
Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(5)	142	134,696
Series 2012-134, Class ZT, 2.00%, 12/25/42	505	393,024
Series 2013-6, Class TA, 1.50%, 1/25/43	315	284,805
Series 2015-74, Class SL, 0.243%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(5)	867	459,046
Series 2017-15, Class LE, 3.00%, 6/25/46	70	68,724
Interest Only:(4)
Series 2004-46, Class SI, 2.414%, (6.00% - 1 mo. USD LIBOR), 5/25/34(5)	402	19,964
Series 2005-17, Class SA, 3.114%, (6.70% - 1 mo. USD LIBOR), 3/25/35(5)	553	55,099
Series 2006-42, Class PI, 3.004%, (6.59% - 1 mo. USD LIBOR), 6/25/36(5)	763	73,230
Series 2006-44, Class IS, 3.014%, (6.60% - 1 mo. USD LIBOR), 6/25/36(5)	634	53,434
Series 2007-50, Class LS, 2.864%, (6.45% - 1 mo. USD LIBOR), 6/25/37(5)	477	40,206
Series 2008-26, Class SA, 2.614%, (6.20% - 1 mo. USD LIBOR), 4/25/38(5)	660	63,463
Series 2008-61, Class S, 2.514%, (6.10% - 1 mo. USD LIBOR), 7/25/38(5)	1,079	71,487
Series 2010-109, Class PS, 3.014%, (6.60% - 1 mo. USD LIBOR), 10/25/40(5)	1,071	85,050
Series 2010-147, Class KS, 2.364%, (5.95% - 1 mo. USD LIBOR), 1/25/41(5)	1,384	71,175
Series 2012-52, Class AI, 3.50%, 8/25/26	177	5,624
Series 2012-118, Class IN, 3.50%, 11/25/42	1,298	267,586
Series 2012-150, Class PS, 2.564%, (6.15% - 1 mo. USD LIBOR), 1/25/43(5)	1,923	197,552
Series 2012-150, Class SK, 2.564%, (6.15% - 1 mo. USD LIBOR), 1/25/43(5)	909	88,138
Series 2013-23, Class CS, 2.664%, (6.25% - 1 mo. USD LIBOR), 3/25/33(5)	864	53,352
Series 2013-54, Class HS, 2.714%, (6.30% - 1 mo. USD LIBOR), 10/25/41(5)	94	667
Series 2014-32, Class EI, 4.00%, 6/25/44	202	36,176
Series 2014-55, Class IN, 3.50%, 7/25/44	524	104,992
Series 2014-80, Class BI, 3.00%, 12/25/44	1,132	212,282
Series 2014-89, Class IO, 3.50%, 1/25/45	393	86,872
Series 2015-14, Class KI, 3.00%, 3/25/45	890	153,092
Series 2015-52, Class MI, 3.50%, 7/25/45	487	100,074
Series 2015-57, Class IO, 3.00%, 8/25/45	2,324	425,143
Series 2015-93, Class BS, 2.564%, (6.15% - 1 mo. USD LIBOR), 8/25/45(5)	497	26,015
Series 2018-21, Class IO, 3.00%, 4/25/48	862	161,069
Series 2020-23, Class SP, 2.464%, (6.05% - 1 mo. USD LIBOR), 2/25/50(5)	1,542	167,568
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2020-45, Class IJ, 2.50%, 7/25/50	$2,189	$ 304,867
Principal Only:(6) Series 2006-8, Class WQ, 0.00%, 3/25/36	452	361,048
Federal National Mortgage Association Connecticut Avenue Securities, Series 2019-R04, Class 2B1, 8.836%, (1 mo. USD LIBOR + 5.25%), 6/25/39(1)(2)	873	867,072
Government National Mortgage Association:
Series 2021-160, Class NZ, 3.00%, 9/20/51	295	221,983
Interest Only:(4)
Series 2017-121, Class DS, 1.011%, (4.50% - 1 mo. USD LIBOR), 8/20/47(5)	923	36,967
Series 2020-146, Class IQ, 2.00%, 10/20/50	6,042	694,086
Series 2021-131, Class QI, 3.00%, 7/20/51	3,835	460,221
Series 2021-193, Class IU, 3.00%, 11/20/49	7,140	922,173
Series 2021-209, Class IW, 3.00%, 11/20/51	5,495	685,957
Total Collateralized Mortgage Obligations (identified cost $23,605,712)		$ 12,942,721

Commercial Mortgage-Backed Securities — 10.5%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(7)	$795	$ 581,553
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(7)	1,605	1,079,686
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.495%, 2/15/50(1)(7)	700	522,273
COMM Mortgage Trust, Series 2013-CR11, Class D, 5.118%, 8/10/50(1)(7)	2,858	2,726,893
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 7.336%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	1,000	930,991
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.547%, 9/15/47(1)(7)	1,850	1,363,322
Series 2014-C25, Class D, 3.936%, 11/15/47(1)(7)	360	243,645
MHC Commercial Mortgage Trust, Series 2021-MHC, Class C, 4.763%, (1 mo. USD LIBOR + 1.35%), 4/15/38(1)(2)	1,000	945,033
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2016-C29, Class D, 3.00%, 5/15/49(1)(8)	1,000	755,772
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(7)(8)	250	181,046
Morgan Stanley Capital I Trust, Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)(8)	1,000	529,537
UBS Commercial Mortgage Trust, Series 2012-C1, Class D, 6.445%, 5/10/45(1)(7)	280	255,982

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C4, Class D, 4.387%, 12/10/45(1)(7)	$370	$ 346,292
Series 2013-C6, Class D, 4.316%, 4/10/46(1)(7)	1,000	827,100
VMC Finance, LLC, Series 2021-HT1, Class B, 7.943%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(2)	1,000	924,244
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class D, 4.296%, 7/15/46(1)(7)	2,000	703,519
Series 2015-C31, Class D, 3.852%, 11/15/48	922	748,595
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,000	740,099
Series 2016-C36, Class D, 2.942%, 11/15/59(1)	500	303,896
Total Commercial Mortgage-Backed Securities (identified cost $16,863,194)		$ 14,709,478

Common Stocks — 0.3%
Security	Shares	Value
Electronics/Electrical — 0.0%(9)
Skillsoft Corp.(10)(11)	11,700	$ 20,943
		$ 20,943
Health Care — 0.0%(9)
Akorn Holding Company, LLC, Class A(10)(11)	6,053	$ 36,318
		$ 36,318
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., Class A(10)(11)	587	$ 60,461
		$ 60,461
Oil and Gas — 0.1%
AFG Holdings, Inc.(10)(11)(12)	3,122	$ 9,272
McDermott International, Ltd.(10)(11)	12,407	6,638
QuarterNorth Energy, Inc.(11)	633	77,543
		$ 93,453
Radio and Television — 0.1%
Clear Channel Outdoor Holdings, Inc.(10)(11)	11,266	$ 16,110
Cumulus Media, Inc., Class A(10)(11)	6,722	49,541
iHeartMedia, Inc., Class A(10)(11)	4,791	39,670
		$ 105,321
Security	Shares	Value
Telecommunications — 0.0%(9)
GEE Acquisition Holdings Corp.(10)(11)(12)	3,588	$ 32,292
		$ 32,292
Total Common Stocks (identified cost $650,970)		$ 348,788

Corporate Bonds — 12.4%
Security	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.1%
TransDigm, Inc., 6.25%, 3/15/26(1)	$179	$ 176,876
		$ 176,876
Automotive — 0.5%
Clarios Global, L.P./Clarios US Finance Co.:
6.25%, 5/15/26(1)	$116	$ 112,504
8.50%, 5/15/27(1)	642	630,248
		$ 742,752
Banks and Thrifts — 0.2%
Development Bank of Kazakhstan JSC, 2.95%, 5/6/31(13)	$452	$ 340,813
		$ 340,813
Building and Development — 0.4%
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	$500	$ 400,943
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)	187	181,170
		$ 582,113
Business Equipment and Services — 1.1%
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	$460	$ 435,836
Terminix Co., LLC (The), 7.45%, 8/15/27	1,000	1,116,280
		$ 1,552,116
Cable and Satellite Television — 0.5%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.75%, 3/1/30(1)	$75	$ 63,162
5.50%, 5/1/26(1)	500	481,933
CSC Holdings, LLC, 7.50%, 4/1/28(1)	200	173,647
		$ 718,742

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Conglomerates — 0.3%
Spectrum Brands, Inc., 5.00%, 10/1/29(1)	$530	$ 437,250
		$ 437,250
Distribution & Wholesale — 0.1%
Performance Food Group, Inc., 5.50%, 10/15/27(1)	$69	$ 65,402
		$ 65,402
Drugs — 0.3%
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)	$500	$ 397,595
		$ 397,595
Ecological Services and Equipment — 0.0%(9)
Waste Pro USA, Inc., 5.50%, 2/15/26(1)	$25	$ 23,169
		$ 23,169
Electronics/Electrical — 0.0%(9)
Sensata Technologies, Inc., 4.375%, 2/15/30(1)	$45	$ 38,772
		$ 38,772
Financial Services — 0.6%
Vietnam Debt and Asset Trading Corp., 1.00%, 10/10/25(13)	$1,060	$ 874,500
		$ 874,500
Food Products — 0.2%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)	$315	$ 287,872
		$ 287,872
Health Care — 1.5%
Centene Corp., 3.00%, 10/15/30	$624	$ 503,337
HCA, Inc., 5.875%, 2/1/29	753	735,770
LifePoint Health, Inc., 5.375%, 1/15/29(1)	447	286,214
Medline Borrower, L.P., 5.25%, 10/1/29(1)	500	390,255
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	296	252,231
		$ 2,167,807
Insurance — 0.7%
HUB International, Ltd., 7.00%, 5/1/26(1)	$948	$ 937,899
		$ 937,899
Security	Principal Amount (000's omitted)	Value
Internet Software & Services — 0.2%
Netflix, Inc., 5.875%, 11/15/28	$230	$ 228,850
		$ 228,850
Leisure Goods/Activities/Movies — 0.3%
Viking Cruises, Ltd., 5.875%, 9/15/27(1)	$540	$ 428,032
		$ 428,032
Media — 0.1%
iHeartCommunications, Inc.:
6.375%, 5/1/26	$27	$ 25,882
8.375%, 5/1/27	49	44,200
		$ 70,082
Metals/Mining — 0.1%
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	$112	$ 111,374
		$ 111,374
Nonferrous Metals/Minerals — 0.2%
New Gold, Inc., 7.50%, 7/15/27(1)	$400	$ 341,704
		$ 341,704
Oil and Gas — 1.6%
Archrock Partners, L.P./Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	$250	$ 238,445
Colgate Energy Partners III, LLC, 7.75%, 2/15/26(1)	750	747,886
Occidental Petroleum Corp., 6.125%, 1/1/31	400	401,548
Petroleos Mexicanos:
6.75%, 9/21/47	920	555,763
6.84%, 1/23/30	194	155,170
Tervita Corp., 11.00%, 12/1/25(1)	180	195,828
		$ 2,294,640
Pipelines — 0.3%
Cheniere Energy Partners, L.P., 4.50%, 10/1/29	$71	$ 62,803
Venture Global Calcasieu Pass, LLC, 3.875%, 8/15/29(1)	420	361,282
		$ 424,085
Radio and Television — 0.7%
CMG Media Corp., 8.875%, 12/15/27(1)	$443	$ 376,628
Sirius XM Radio, Inc.:
4.125%, 7/1/30(1)	124	101,695
5.50%, 7/1/29(1)	500	461,887
		$ 940,210

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Real Estate Investment Trusts (REITs) — 0.0%(9)
VICI Properties, L.P./VICI Note Co., Inc., 5.75%, 2/1/27(1)	$44	$ 41,672
		$ 41,672
Retailers (Except Food and Drug) — 0.2%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29(1)	$250	$ 235,278
		$ 235,278
Software and Services — 0.2%
Fair Isaac Corp., 4.00%, 6/15/28(1)	$250	$ 226,869
		$ 226,869
Steel — 0.4%
Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)	$664	$ 617,659
		$ 617,659
Telecommunications — 1.2%
Altice France Holding S.A., 10.50%, 5/15/27(1)	$269	$ 210,205
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)	200	188,330
Hughes Satellite Systems Corp., 6.625%, 8/1/26	470	443,985
Sprint Capital Corp., 6.875%, 11/15/28	191	197,396
Sprint Communications, Inc., 6.00%, 11/15/22	25	25,035
Sprint Corp., 7.875%, 9/15/23	533	542,457
Viasat, Inc., 5.625%, 4/15/27(1)	62	57,435
		$ 1,664,843
Utilities — 0.4%
Calpine Corp.:
4.50%, 2/15/28(1)	$250	$ 225,076
4.625%, 2/1/29(1)	250	210,640
5.25%, 6/1/26(1)	25	23,763
TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	70	65,007
		$ 524,486
Total Corporate Bonds (identified cost $19,077,011)		$ 17,493,462

Preferred Stocks — 0.1%
Security	Shares	Value
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., 15.00% (PIK)(10)(11)	277	$ 171,048
Total Preferred Stocks (identified cost $0)		$ 171,048

Senior Floating-Rate Loans — 42.1%(14)
Borrower/Description	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.2%
AI Convoy (Luxembourg) S.a.r.l., Term Loan, 8.173%, (USD LIBOR + 3.50%), 1/18/27(15)	97	$ 95,250
Dynasty Acquisition Co., Inc.:
Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26	79	74,318
Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26	42	39,956
		$ 209,524
Airlines — 0.3%
Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27	119	$ 121,496
SkyMiles IP, Ltd., Term Loan, 7.993%, (3 mo. USD LIBOR + 3.75%), 10/20/27	300	303,084
		$ 424,580
Auto Components — 1.1%
Adient US, LLC, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/10/28	123	$ 119,580
Clarios Global, L.P., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/30/26	465	453,388
DexKo Global, Inc., Term Loan, 7.476%, (USD LIBOR + 3.75%), 10/4/28(15)	124	112,987
Garrett LX I S.a.r.l., Term Loan, 7.67%, (3 mo. USD LIBOR + 3.25%), 4/30/28	99	96,525
LTI Holdings, Inc., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 7/24/26	24	22,795
Tenneco, Inc., Term Loan, 6.206%, (1 mo. USD LIBOR + 3.00%), 10/1/25	505	503,797
TI Group Automotive Systems, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/16/26	99	97,022

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Auto Components (continued)
Truck Hero, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 1/31/28	197	$ 170,097
Wheel Pros, LLC, Term Loan, 8.825%, (3 mo. USD LIBOR + 4.50%), 5/11/28	24	17,194
		$ 1,593,385
Automobiles — 0.8%
Bombardier Recreational Products, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 5/24/27	778	$ 749,724
MajorDrive Holdings IV, LLC:
Term Loan, 7.125%, (3 mo. USD LIBOR + 4.00%), 6/1/28	74	68,415
Term Loan, 8.597%, (SOFR + 5.65%), 6/1/29	224	214,920
Thor Industries, Inc., Term Loan, 6.813%, (1 mo. USD LIBOR + 3.00%), 2/1/26	99	98,591
		$ 1,131,650
Beverages — 0.1%
Arterra Wines Canada, Inc., Term Loan, 7.142%, (3 mo. USD LIBOR + 3.50%), 11/24/27	147	$ 134,940
City Brewing Company, LLC, Term Loan, 6.814%, (1 mo. USD LIBOR + 3.50%), 4/5/28	99	68,348
		$ 203,288
Biotechnology — 0.0%(9)
Alkermes, Inc., Term Loan, 5.98%, (1 mo. USD LIBOR + 2.50%), 3/12/26	68	$ 65,683
		$ 65,683
Building Products — 0.7%
ACProducts, Inc., Term Loan, 7.325%, (USD LIBOR + 4.25%), 5/17/28(15)	272	$ 190,399
CP Atlas Buyer, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 11/23/27	222	188,390
Gardner Denver, Inc., Term Loan, 5.579%, (SOFR + 1.75%), 3/1/27	165	162,142
Ingersoll-Rand Services Company, Term Loan, 5.579%, (SOFR + 1.75%), 3/1/27	195	191,527
LHS Borrower, LLC, Term Loan, 8.579%, (SOFR + 4.75%), 2/16/29	199	158,039
Standard Industries, Inc., Term Loan, 6.675%, (6 mo. USD LIBOR + 2.50%), 9/22/28	158	155,250
		$ 1,045,747
Capital Markets — 1.1%
Advisor Group, Inc., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 7/31/26	170	$ 163,912
Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
Aretec Group, Inc., Term Loan, 8.079%, (SOFR + 4.25%), 10/1/25		193	$ 187,385
Brookfield Property REIT, Inc., Term Loan, 6.289%, (SOFR + 2.50%), 8/27/25		114	111,474
EIG Management Company, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 2/22/25		48	46,437
FinCo I, LLC, Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/27/25		98	97,975
Franklin Square Holdings, L.P., Term Loan, 6.063%, (1 mo. USD LIBOR + 2.25%), 8/1/25		72	70,920
Greenhill & Co., Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 3.25%), 4/12/24		109	106,575
Guggenheim Partners, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 7/21/23		180	179,503
Hudson River Trading, LLC, Term Loan, 6.164%, (SOFR + 3.00%), 3/20/28		345	317,997
LPL Holdings, Inc., Term Loan, 4.878%, (1 mo. USD LIBOR + 1.75%), 11/12/26		195	192,312
Victory Capital Holdings, Inc., Term Loan, 5.962%, (SOFR + 2.25%), 7/1/26		124	121,502
			$ 1,595,992
Chemicals — 1.5%
Aruba Investments, Inc., Term Loan, 7.576%, (1 mo. USD LIBOR + 4.00%), 11/24/27		99	$ 92,841
CPC Acquisition Corp., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/29/27		123	98,500
Gemini HDPE, LLC, Term Loan, 7.358%, (3 mo. USD LIBOR + 3.00%), 12/31/27		116	111,646
INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	25	22,647
INEOS Styrolution US Holding, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/29/26		395	372,863
INEOS US Finance, LLC, Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 4/1/24		500	492,076
Lonza Group AG, Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/3/28		272	240,404
LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 9/29/27		123	118,827
Starfruit Finco B.V., Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 10/1/25		277	262,557
Tronox Finance, LLC, Term Loan, 5.938%, (USD LIBOR + 2.25%), 3/10/28(15)		208	196,835
W.R. Grace & Co.-Conn., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/22/28		149	143,492
			$ 2,152,688

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Commercial Services & Supplies — 1.1%
Allied Universal Holdco, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 5/12/28	464	$ 422,409
Aramark Services, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 3/11/25	140	136,708
EnergySolutions, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/9/25	155	144,064
Garda World Security Corporation, Term Loan, 7.24%, (3 mo. USD LIBOR + 4.25%), 10/30/26	170	162,717
GFL Environmental, Inc., Term Loan, 7.415%, (3 mo. USD LIBOR + 3.00%), 5/30/25	197	196,261
LABL, Inc., Term Loan, 8.754%, (1 mo. USD LIBOR + 5.00%), 10/29/28	99	91,881
Monitronics International, Inc., Term Loan, 11.915%, (3 mo. USD LIBOR + 6.50%), 3/29/24	195	129,222
PECF USS Intermediate Holding III Corporation, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 12/15/28	99	77,158
Phoenix Services International, LLC:
DIP Loan, 5.559%, (SOFR + 2.00%), 3/28/23	12	11,927
Term Loan, 0.00%, 3/1/25(16)	120	26,780
Tempo Acquisition, LLC, Term Loan, 6.729%, (SOFR + 3.00%), 8/31/28	125	123,848
TruGreen Limited Partnership, Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 11/2/27	98	91,250
		$ 1,614,225
Communications Equipment — 0.2%
CommScope, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/6/26	267	$ 255,413
		$ 255,413
Construction Materials — 0.1%
Oscar AcquisitionCo, LLC, Term Loan, 8.153%, (SOFR + 4.50%), 4/29/29	125	$ 113,563
		$ 113,563
Containers & Packaging — 0.8%
Berlin Packaging, LLC, Term Loan, 6.911%, (USD LIBOR + 3.75%), 3/11/28(15)	173	$ 166,212
BWAY Holding Company, Term Loan, 6.378%, (1 mo. USD LIBOR + 3.25%), 4/3/24	228	216,897
Clydesdale Acquisition Holdings, Inc., Term Loan, 8.004%, (SOFR + 4.175%), 4/13/29	75	72,182
Pregis TopCo Corporation, Term Loan, 7.843%, (1 mo. USD LIBOR + 4.00%), 7/31/26	97	92,995
Pretium PKG Holdings, Inc., Term Loan, 7.60%, (USD LIBOR + 4.00%), 10/2/28(15)	99	87,257
Borrower/Description	Principal Amount* (000's omitted)	Value
Containers & Packaging (continued)
Reynolds Group Holdings, Inc.:
Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 2/5/26	221	$ 215,425
Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 9/24/28	149	144,483
Trident TPI Holdings, Inc.:
Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 9/15/28	108	103,075
Term Loan, 8.071%, (1 mo. USD LIBOR + 4.00%), 9/15/28(17)	15	14,684
		$ 1,113,210
Distributors — 0.3%
Autokiniton US Holdings, Inc., Term Loan, 7.80%, (1 mo. USD LIBOR + 4.50%), 4/6/28	173	$ 162,055
White Cap Buyer, LLC, Term Loan, 7.479%, (SOFR + 3.75%), 10/19/27	319	302,438
		$ 464,493
Diversified Consumer Services — 0.2%
KUEHG Corp.:
Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 2/21/25	305	$ 292,575
Term Loan - Second Lien, 12.004%, (1 mo. USD LIBOR + 8.25%), 8/22/25	50	48,700
		$ 341,275
Diversified Telecommunication Services — 1.6%
GEE Holdings 2, LLC:
Term Loan, 11.604%, (3 mo. USD LIBOR + 8.00%), 3/24/25	32	$ 31,784
Term Loan - Second Lien, 11.854%, (3 mo. USD LIBOR + 8.25%), 5.104% cash, 6.75% PIK,, 3/23/26	68	51,790
Numericable Group S.A., Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 7/31/25	307	279,820
Telenet Financing USD, LLC, Term Loan, 5.412%, (1 mo. USD LIBOR + 2.00%), 4/30/28	575	558,161
UPC Broadband Holding B.V., Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 4/30/28	125	122,135
UPC Financing Partnership, Term Loan, 6.337%, (1 mo. USD LIBOR + 2.93%), 1/31/29	450	441,081
Virgin Media Bristol, LLC, Term Loan, 6.662%, (1 mo. USD LIBOR + 3.25%), 1/31/29	175	172,566
Zayo Group Holdings, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 3/9/27	359	291,590
Ziggo Financing Partnership, Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 4/30/28	250	243,884
		$ 2,192,811

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Electrical Equipment — 0.4%
Brookfield WEC Holdings, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 8/1/25	313	$ 308,058
GrafTech Finance, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 2/12/25	76	72,138
II-VI Incorporated, Term Loan, 5.878%, (1 mo. USD LIBOR + 2.75%), 7/2/29	150	146,025
		$ 526,221
Electronic Equipment, Instruments & Components — 0.5%
Chamberlain Group, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 11/3/28	223	$ 203,726
Creation Technologies, Inc., Term Loan, 9.248%, (3 mo. USD LIBOR + 5.50%), 10/5/28	149	123,878
Mirion Technologies, Inc., Term Loan, 5.627%, (6 mo. USD LIBOR + 2.75%), 10/20/28	99	96,955
Robertshaw US Holding Corp., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 2/28/25	143	117,107
Verifone Systems, Inc., Term Loan, 6.997%, (3 mo. USD LIBOR + 4.00%), 8/20/25	168	150,313
		$ 691,979
Energy Equipment & Services — 0.0%(9)
Ameriforge Group, Inc.:
Term Loan, 15.025%, (1 mo. USD LIBOR + 13.00%), 12/29/23(17)	11	$ 5,454
Term Loan, 16.674%, (3 mo. USD LIBOR + 13.00%), 11.674% cash, 5.00% PIK, 12/31/23	86	42,844
Lealand Finance Company B.V., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 4.754% cash, 3.00% PIK, 6/30/25	30	15,943
		$ 64,241
Engineering & Construction — 0.4%
Aegion Corporation, Term Loan, 8.504%, (1 mo. USD LIBOR + 4.75%), 5/17/28	74	$ 68,836
American Residential Services, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/15/27	98	95,794
Northstar Group Services, Inc., Term Loan, 9.254%, (1 mo. USD LIBOR + 5.50%), 11/12/26	191	188,795
USIC Holdings, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/12/28	168	160,250
		$ 513,675
Entertainment — 0.8%
Alchemy Copyrights, LLC, Term Loan, 6.128%, (1 mo. USD LIBOR + 3.00%), 3/10/28	74	$ 73,136
AMC Entertainment Holdings, Inc., Term Loan, 6.314%, (1 mo. USD LIBOR + 3.00%), 4/22/26	265	189,743
Borrower/Description	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Crown Finance US, Inc.:
DIP Loan, 0.00%, 9/7/23(17)		19	$ 18,770
DIP Loan, 13.612%, (SOFR + 10.00%), 9/7/23		222	223,377
Term Loan, 0.00%, 9/30/26(16)		219	65,228
Delta 2 (LUX) S.a.r.l., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 2/1/24		160	159,891
Renaissance Holding Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/30/25		266	257,644
Vue International Bidco PLC:
Term Loan, 5.66%, (2 mo. EURIBOR + 4.75%), 7/3/26	EUR	106	71,548
Term Loan, 9.766%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	12	11,063
			$ 1,070,400
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 1/2/26		119	$ 117,435
			$ 117,435
Food & Staples Retailing — 0.2%
US Foods, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 9/13/26		226	$ 222,211
			$ 222,211
Food Products — 0.3%
Froneri International, Ltd., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 1/29/27		293	$ 283,701
Sovos Brands Intermediate, Inc., Term Loan, 7.915%, (3 mo. USD LIBOR + 3.50%), 6/8/28		83	79,702
			$ 363,403
Health Care Equipment & Supplies — 0.2%
Bayou Intermediate II, LLC, Term Loan, 7.302%, (3 mo. USD LIBOR + 4.50%), 8/2/28		124	$ 119,100
Journey Personal Care Corp., Term Loan, 7.924%, (3 mo. USD LIBOR + 4.25%), 3/1/28		173	111,291
			$ 230,391
Health Care Providers & Services — 1.9%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/7/28		149	$ 146,642
BW NHHC Holdco, Inc., Term Loan, 7.961%, (3 mo. USD LIBOR + 5.00%), 5/15/25		144	90,783
Cano Health, LLC, Term Loan, 7.829%, (SOFR + 4.00%), 11/23/27		76	65,508

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Health Care Providers & Services (continued)
CHG Healthcare Services, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 9/29/28	149	$ 144,486
Covis Finco S.a.r.l., Term Loan, 10.203%, (SOFR + 6.50%), 2/18/27	146	98,719
Electron BidCo, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 11/1/28	124	120,696
Ensemble RCM, LLC, Term Loan, 7.944%, (SOFR + 3.75%), 8/3/26	196	192,846
Envision Healthcare Corporation:
Term Loan, 11.603%, (SOFR + 7.875%), 3/31/27	76	70,676
Term Loan - Second Lien, 6.825%, (SOFR + 4.25%), 3/31/27	540	236,510
Medical Solutions Holdings, Inc.:
Term Loan, 3.50%, 11/1/28(17)	28	26,668
Term Loan, 6.377%, (3 mo. USD LIBOR + 3.50%), 11/1/28	172	165,760
National Mentor Holdings, Inc.:
Term Loan, 7.43%, (3 mo. USD LIBOR + 3.75%), 3/2/28	9	6,843
Term Loan, 7.466%, (USD LIBOR + 3.75%), 3/2/28(15)	322	232,480
Phoenix Guarantor, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/5/26	266	255,955
Radnet Management, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/21/28	148	144,167
Select Medical Corporation, Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 3/6/25	374	364,226
Surgery Center Holdings, Inc., Term Loan, 7.07%, (1 mo. USD LIBOR + 3.75%), 8/31/26	216	207,271
WP CityMD Bidco, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/22/28	100	96,963
		$ 2,667,199
Health Care Technology — 1.0%
Bracket Intermediate Holding Corp., Term Loan, 7.998%, (3 mo. USD LIBOR + 4.25%), 9/5/25	120	$ 115,230
Imprivata, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 12/1/27	172	169,143
MedAssets Software Intermediate Holdings, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 12/18/28	149	141,787
Navicure, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 10/22/26	244	238,393
PointClickCare Technologies, Inc., Term Loan, 5.938%, (6 mo. USD LIBOR + 3.00%), 12/29/27	99	96,571
Project Ruby Ultimate Parent Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/10/28	172	162,706
Borrower/Description	Principal Amount* (000's omitted)	Value
Health Care Technology (continued)
Symplr Software, Inc., Term Loan, 8.694%, (SOFR + 4.50%), 12/22/27	148	$ 138,542
Verscend Holding Corp., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/27/25	315	311,511
		$ 1,373,883
Hotels, Restaurants & Leisure — 2.6%
1011778 B.C. Unlimited Liability Company, Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 11/19/26	851	$ 829,309
Bally's Corporation, Term Loan, 6.55%, (1 mo. USD LIBOR + 3.25%), 10/2/28	174	161,940
Carnival Corporation:
Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 6/30/25	196	184,096
Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 10/18/28	372	341,947
ClubCorp Holdings, Inc., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 9/18/24	261	235,288
Dave & Buster's, Inc., Term Loan, 8.875%, (SOFR + 5.00%), 6/29/29	100	97,859
Fertitta Entertainment, LLC, Term Loan, 7.729%, (SOFR + 4.00%), 1/27/29	228	214,453
Hilton Grand Vacations Borrower, LLC, Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 8/2/28	149	146,365
IRB Holding Corp.:
Term Loan, 6.208%, (SOFR + 3.00%), 12/15/27	246	238,717
Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 2/5/25	263	259,912
Playa Resorts Holding B.V., Term Loan, 6.50%, (1 mo. USD LIBOR + 2.75%), 4/29/24	338	329,775
SeaWorld Parks & Entertainment, Inc., Term Loan, 6.813%, (1 mo. USD LIBOR + 3.00%), 8/25/28	124	120,919
Stars Group Holdings B.V. (The), Term Loan, 5.892%, (3 mo. USD LIBOR + 2.25%), 7/21/26	346	340,905
Travel Leaders Group, LLC, Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 1/25/24	120	106,298
		$ 3,607,783
Household Durables — 0.3%
Serta Simmons Bedding, LLC:
Term Loan, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23	169	$ 164,563
Term Loan - Second Lien, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23	560	283,135
		$ 447,698

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., Term Loan, 6.82%, (3 mo. USD LIBOR + 3.75%), 12/22/26	197	$ 186,276
		$ 186,276
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Construction Finance Company, L.P., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 1/15/25	161	$ 159,086
		$ 159,086
Industrial Conglomerates — 0.1%
SPX Flow, Inc., Term Loan, 8.329%, (SOFR + 4.50%), 4/5/29	200	$ 190,000
		$ 190,000
Insurance — 1.8%
Alliant Holdings Intermediate, LLC:
Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/9/25	236	$ 229,261
Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/9/25	73	70,574
AmWINS Group, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 2/19/28	614	601,573
AssuredPartners, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/12/27	24	23,244
Hub International Limited, Term Loan, 7.326%, (USD LIBOR + 3.00%), 4/25/25(15)	694	681,684
NFP Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 2/15/27	48	45,771
Ryan Specialty Group, LLC, Term Loan, 6.829%, (SOFR + 3.00%), 9/1/27	270	266,552
USI, Inc.:
Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 5/16/24	380	375,765
Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/2/26	195	190,960
		$ 2,485,384
Interactive Media & Services — 0.4%
Camelot U.S. Acquisition, LLC:
Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 10/30/26	239	$ 235,237
Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 10/30/26	153	151,252
Getty Images, Inc., Term Loan, 7.625%, (3 mo. USD LIBOR + 4.50%), 2/19/26	100	99,096
Match Group, Inc., Term Loan, 4.692%, (3 mo. USD LIBOR + 1.75%), 2/13/27	100	98,167
		$ 583,752
Borrower/Description	Principal Amount* (000's omitted)		Value
Internet & Direct Marketing Retail — 0.1%
CNT Holdings I Corp., Term Loan, 7.239%, (SOFR + 3.50%), 11/8/27		99	$ 96,130
Hoya Midco, LLC, Term Loan, 6.979%, (SOFR + 3.25%), 2/3/29		75	73,926
			$ 170,056
IT Services — 2.4%
Asurion, LLC:
Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 12/23/26		491	$ 439,208
Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 7/31/27		39	34,803
Term Loan, 7.653%, (SOFR + 4.00%), 8/19/28		222	200,831
Term Loan - Second Lien, 9.004%, (1 mo. USD LIBOR + 5.25%), 1/31/28		50	35,469
Endure Digital, Inc., Term Loan, 6.698%, (1 mo. USD LIBOR + 3.50%), 2/10/28		444	380,774
Gainwell Acquisition Corp., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 10/1/27		836	797,847
Go Daddy Operating Company, LLC, Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 2/15/24		583	581,147
Indy US Bidco, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/5/28		99	87,670
Informatica, LLC, Term Loan, 6.563%, (1 mo. USD LIBOR + 2.75%), 10/27/28		373	364,170
Rackspace Technology Global, Inc., Term Loan, 5.617%, (3 mo. USD LIBOR + 2.75%), 2/15/28		222	142,133
Sedgwick Claims Management Services, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 12/31/25		168	162,928
Skopima Merger Sub, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 5/12/28		223	208,271
			$ 3,435,251
Leisure Products — 0.2%
Amer Sports Oyj, Term Loan, 5.131%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	263	$ 229,583
			$ 229,583
Life Sciences Tools & Services — 0.3%
Catalent Pharma Solutions, Inc., Term Loan, 5.625%, (1 mo. USD LIBOR + 2.00%), 2/22/28		146	$ 144,413
Packaging Coordinators Midco, Inc., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/30/27		222	215,022
Sotera Health Holdings, LLC, Term Loan, 7.165%, (1 mo. USD LIBOR + 2.75%), 12/11/26		100	91,000
			$ 450,435

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Machinery — 1.7%
Albion Financing 3 S.a.r.l., Term Loan, 9.575%, (3 mo. USD LIBOR + 5.25%), 8/17/26	223	$ 211,589
Alliance Laundry Systems, LLC, Term Loan, 7.409%, (3 mo. USD LIBOR + 3.50%), 10/8/27	170	164,621
American Trailer World Corp., Term Loan, 7.579%, (SOFR + 3.75%), 3/3/28	34	31,061
Apex Tool Group, LLC, Term Loan, 8.624%, (SOFR + 5.25%), 2/8/29	267	231,713
Conair Holdings, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/17/28	223	188,595
CPM Holdings, Inc., Term Loan, 6.628%, (1 mo. USD LIBOR + 3.50%), 11/17/25	48	46,867
Filtration Group Corporation:
Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 3/29/25	229	225,147
Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 10/21/28	99	95,729
Gates Global, LLC, Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 3/31/27	290	283,248
Granite Holdings US Acquisition Co., Term Loan, 7.688%, (3 mo. USD LIBOR + 4.00%), 9/30/26	197	192,483
Icebox Holdco III, Inc.:
Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/22/28	103	95,582
Term Loan, 7.58%, (3 mo. USD LIBOR + 3.75%), 12/22/28	21	19,875
Illuminate Buyer, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 6/30/27	117	109,415
Titan Acquisition Limited, Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 3/28/25	406	371,670
Vertical US Newco, Inc., Term Loan, 6.871%, (6 mo. USD LIBOR + 3.50%), 7/30/27	196	186,601
		$ 2,454,196
Media — 1.3%
CMG Media Corporation, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/17/26	267	$ 250,823
CSC Holdings, LLC:
Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 7/17/25	434	421,629
Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 1/15/26	144	139,999
Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 4/15/27	192	183,025
Diamond Sports Group, LLC:
Term Loan, 11.208%, (SOFR + 8.10%), 5/26/26	74	70,956
Term Loan - Second Lien, 6.458%, (SOFR + 3.35%), 8/24/26	437	87,361
Borrower/Description	Principal Amount* (000's omitted)	Value
Media (continued)
Entravision Communications Corporation, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 11/29/24	123	$ 120,050
Gray Television, Inc.:
Term Loan, 5.628%, (1 mo. USD LIBOR + 2.50%), 1/2/26	85	83,743
Term Loan, 6.128%, (1 mo. USD LIBOR + 3.00%), 12/1/28	149	147,045
Hubbard Radio, LLC, Term Loan, 8.01%, (1 mo. USD LIBOR + 4.25%), 3/28/25	77	63,758
iHeartCommunications, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 5/1/26	67	63,031
Magnite, Inc., Term Loan, 8.642%, (USD LIBOR + 5.00%), 4/28/28(15)	99	93,319
Sinclair Television Group, Inc., Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 9/30/26	97	91,883
		$ 1,816,622
Metals/Mining — 0.1%
American Consolidated Natural Resources, Inc., Term Loan, 20.327%, (1 mo. USD LIBOR + 16.00%), 17.327% cash, 3.00% PIK, 9/16/25	7	$ 6,886
Zekelman Industries, Inc., Term Loan, 5.604%, (3 mo. USD LIBOR + 2.00%), 1/24/27	120	117,205
		$ 124,091
Oil, Gas & Consumable Fuels — 1.0%
Buckeye Partners, L.P., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 11/1/26	390	$ 386,152
CITGO Petroleum Corporation, Term Loan, 10.004%, (1 mo. USD LIBOR + 6.25%), 3/28/24	330	330,767
Delek US Holdings, Inc., Term Loan, 9.254%, (1 mo. USD LIBOR + 5.50%), 3/31/25	98	96,708
Freeport LNG Investments, LLLP, Term Loan, 7.743%, (3 mo. USD LIBOR + 3.50%), 12/21/28	99	92,444
Matador Bidco S.a.r.l., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 10/15/26	147	144,244
Oryx Midstream Services Permian Basin, LLC, Term Loan, 6.211%, (3 mo. USD LIBOR + 3.25%), 10/5/28	124	122,483
Oxbow Carbon, LLC, Term Loan, 7.878%, (3 mo. USD LIBOR + 4.25%), 10/17/25	45	44,869
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 11.754%, (1 mo. USD LIBOR + 8.00%), 8/27/26	55	55,057
UGI Energy Services, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/13/26	145	144,607
		$ 1,417,331

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Personal Products — 0.2%
HLF Financing S.a.r.l., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 8/18/25		132	$ 127,532
Sunshine Luxembourg VII S.a.r.l., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 10/1/26		148	140,824
			$ 268,356
Pharmaceuticals — 1.4%
Akorn, Inc., Term Loan, 11.243%, (3 mo. USD LIBOR + 7.50%), 10/1/25		26	$ 24,415
Amneal Pharmaceuticals, LLC, Term Loan, 7.251%, (USD LIBOR + 3.50%), 5/4/25(15)		500	428,694
Bausch Health Companies, Inc., Term Loan, 8.624%, (SOFR + 5.25%), 2/1/27		415	311,887
Elanco Animal Health Incorporated, Term Loan, 4.878%, (1 mo. USD LIBOR + 1.75%), 8/1/27		277	267,259
Jazz Financing Lux S.a.r.l., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/5/28		223	220,472
Mallinckrodt International Finance S.A.:
Term Loan, 8.733%, (3 mo. USD LIBOR + 5.25%), 9/30/27		637	518,918
Term Loan, 8.983%, (3 mo. USD LIBOR + 5.50%), 9/30/27		213	173,589
			$ 1,945,234
Professional Services — 1.1%
AlixPartners, LLP, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 2/4/28		222	$ 216,555
Brown Group Holding, LLC, Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/7/28		186	181,526
CoreLogic, Inc., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 6/2/28		394	290,336
Deerfield Dakota Holding, LLC, Term Loan, 7.479%, (SOFR + 3.75%), 4/9/27		318	301,257
Employbridge, LLC, Term Loan, 8.424%, (3 mo. USD LIBOR + 4.75%), 7/19/28		223	191,088
Techem Verwaltungsgesellschaft 675 mbH, Term Loan, 2.638%, (6 mo. EURIBOR + 2.375%), 7/15/25	EUR	111	103,755
Trans Union, LLC, Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 12/1/28		259	255,371
			$ 1,539,888
Real Estate Management & Development — 0.5%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 8/21/25		770	$ 754,765
			$ 754,765
Borrower/Description	Principal Amount* (000's omitted)	Value
Road & Rail — 0.7%
Grab Holdings, Inc., Term Loan, 8.26%, (1 mo. USD LIBOR + 4.50%), 1/29/26	345	$ 325,842
Kenan Advantage Group, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/24/26	344	328,795
Uber Technologies, Inc.:
Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 4/4/25	117	116,298
Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 2/25/27	158	156,435
		$ 927,370
Semiconductors & Semiconductor Equipment — 0.2%
Altar Bidco, Inc., Term Loan, 5.368%, (SOFR + 3.35%), 2/1/29(15)	175	$ 163,761
Ultra Clean Holdings, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 8/27/25	167	165,728
		$ 329,489
Software — 7.5%
Applied Systems, Inc.:
Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 9/19/24	678	$ 670,219
Term Loan - Second Lien, 9.174%, (3 mo. USD LIBOR + 5.50%), 9/19/25	73	72,304
AppLovin Corporation:
Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 10/25/28	199	192,222
Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 8/15/25	411	402,257
AQA Acquisition Holding, Inc., Term Loan, 7.32%, (3 mo. USD LIBOR + 4.25%), 3/3/28	123	118,654
Astra Acquisition Corp.:
Term Loan, 9.004%, (1 mo. USD LIBOR + 5.25%), 10/25/28	148	129,374
Term Loan - Second Lien, 12.629%, (1 mo. USD LIBOR + 8.88%), 10/25/29	250	228,695
Banff Merger Sub, Inc.:
Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/2/25	346	333,017
Term Loan - Second Lien, 9.254%, (1 mo. USD LIBOR + 5.50%), 2/27/26	125	115,156
CDK Global, Inc., Term Loan, 8.112%, (SOFR + 4.50%), 7/6/29	325	318,861
CentralSquare Technologies, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 8/29/25	120	104,792
Ceridian HCM Holding, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 4/30/25	216	209,542
Cloudera, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/8/28	397	371,195

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Software (continued)
Constant Contact, Inc., Term Loan, 7.909%, (3 mo. USD LIBOR + 4.00%), 2/10/28	272	$ 237,029
Cornerstone OnDemand, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/16/28	199	167,160
Delta TopCo, Inc.:
Term Loan, 5.836%, (1 mo. USD LIBOR + 3.75%), 12/1/27	222	202,925
Term Loan - Second Lien, 10.332%, (3 mo. USD LIBOR + 7.25%), 12/1/28	300	258,750
E2open, LLC, Term Loan, 6.644%, (3 mo. USD LIBOR + 3.50%), 2/4/28	123	120,584
ECI Macola Max Holding, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/9/27	197	190,643
Epicor Software Corporation, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 7/30/27	97	92,658
Finastra USA, Inc., Term Loan, 6.871%, (6 mo. USD LIBOR + 3.50%), 6/13/24	383	347,810
GoTo Group, Inc., Term Loan, 8.322%, (1 mo. USD LIBOR + 4.75%), 8/31/27	270	174,271
Greeneden U.S. Holdings II, LLC, Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 12/1/27	123	120,049
Hyland Software, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 7/1/24	510	498,045
Imperva, Inc., Term Loan, 6.921%, (3 mo. USD LIBOR + 4.00%), 1/12/26	98	79,262
Ivanti Software, Inc., Term Loan, 7.332%, (3 mo. USD LIBOR + 4.25%), 12/1/27	216	163,088
MA FinanceCo., LLC, Term Loan, 7.418%, (3 mo. USD LIBOR + 4.25%), 6/5/25	240	239,076
Magenta Buyer, LLC:
Term Loan, 9.17%, (3 mo. USD LIBOR + 4.75%), 7/27/28	594	521,050
Term Loan - Second Lien, 12.67%, (3 mo. USD LIBOR + 8.25%), 7/27/29	150	129,500
Maverick Bidco, Inc., Term Loan, 8.165%, (3 mo. USD LIBOR + 3.75%), 5/18/28	124	117,879
McAfee, LLC, Term Loan, 6.87%, (SOFR + 3.75%), 3/1/29	399	364,753
Panther Commercial Holdings, L.P., Term Loan, 8.665%, (3 mo. USD LIBOR + 4.25%), 1/7/28	124	111,900
Polaris Newco, LLC, Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 6/2/28	371	340,467
Proofpoint, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 3.25%), 8/31/28	372	354,799
RealPage, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/24/28	396	373,032
Seattle Spinco, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 6/21/24	92	91,546
Borrower/Description	Principal Amount* (000's omitted)	Value
Software (continued)
SolarWinds Holdings, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 2/5/24	140	$ 139,107
Sovos Compliance, LLC, Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 8/11/28	99	96,427
SS&C European Holdings S.a.r.l., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/16/25	129	126,214
SS&C Technologies, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/16/25	159	155,475
SurveyMonkey, Inc., Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 10/10/25	186	180,614
Ultimate Software Group, Inc. (The):
Term Loan, 6.998%, (3 mo. USD LIBOR + 3.25%), 5/4/26	614	594,018
Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 5/4/26	243	236,219
Veritas US, Inc., Term Loan, 8.674%, (3 mo. USD LIBOR + 5.00%), 9/1/25	392	313,698
VS Buyer, LLC, Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 2/28/27	171	166,359
		$ 10,570,695
Specialty Retail — 0.9%
Belron Finance US, LLC, Term Loan, 5.375%, (3 mo. USD LIBOR + 2.50%), 4/13/28	123	$ 121,374
Great Outdoors Group, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/6/28	393	371,249
Les Schwab Tire Centers, Term Loan, 6.58%, (3 mo. USD LIBOR + 3.25%), 11/2/27	443	431,002
Mattress Firm, Inc., Term Loan, 8.433%, (6 mo. USD LIBOR + 4.25%), 9/25/28	173	148,833
PetSmart, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 3.75%), 2/11/28	222	214,365
		$ 1,286,823
Technology Hardware, Storage & Peripherals — 0.1%
NCR Corporation, Term Loan, 6.92%, (3 mo. USD LIBOR + 2.50%), 8/28/26	146	$ 140,165
		$ 140,165
Thrifts & Mortgage Finance — 0.0%(9)
Ditech Holding Corporation, Term Loan, 0.00%, 6/30/23(16)	315	$ 39,372
		$ 39,372
Trading Companies & Distributors — 1.0%
Beacon Roofing Supply, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 5/19/28	148	$ 145,163

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Trading Companies & Distributors (continued)
DXP Enterprises, Inc., Term Loan, 8.504%, (1 mo. USD LIBOR + 4.75%), 12/16/27	98	$ 93,921
Electro Rent Corporation, Term Loan, 9.278%, (3 mo. USD LIBOR + 5.00%), 1/31/24	261	246,092
Park River Holdings, Inc., Term Loan, 6.993%, (3 mo. USD LIBOR + 3.25%), 12/28/27	98	83,935
Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	590	521,929
SRS Distribution, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 6/2/28	148	137,972
TricorBraun Holdings, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/3/28	124	117,403
		$ 1,346,415
Wireless Telecommunication Services — 0.1%
Digicel International Finance Limited, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/28/24	119	$ 102,225
		$ 102,225
Total Senior Floating-Rate Loans (identified cost $64,464,206)		$ 59,366,906

Sovereign Government Bonds — 12.1%
Security	Principal Amount* (000's omitted)	Value
Angola — 0.1%
Republic of Angola, 8.00%, 11/26/29(13)	203	$ 165,559
		$ 165,559
Argentina — 0.1%
Republic of Argentina, 3.875% to 7/9/23, 1/9/38(3)	325	$ 84,815
		$ 84,815
Armenia — 0.2%
Republic of Armenia:
3.60%, 2/2/31(13)	200	$ 137,378
3.95%, 9/26/29(13)	200	145,632
		$ 283,010
Azerbaijan — 0.1%
Republic of Azerbaijan, 3.50%, 9/1/32(13)	150	$ 120,917
		$ 120,917
Security	Principal Amount* (000's omitted)		Value
Bahrain — 0.6%
Kingdom of Bahrain:
6.75%, 9/20/29(13)		451	$ 424,997
7.375%, 5/14/30(13)		401	383,002
			$ 807,999
Barbados — 0.5%
Government of Barbados, 6.50%, 10/1/29(1)		809	$ 730,722
			$ 730,722
Belarus — 0.0%(9)
Republic of Belarus, 5.875%, 2/24/26(13)(16)		200	$ 43,000
			$ 43,000
Benin — 0.2%
Benin Government International Bond:
4.875%, 1/19/32(13)	EUR	100	$ 68,007
6.875%, 1/19/52(13)	EUR	345	214,817
			$ 282,824
Chile — 0.3%
Chile Government International Bond:
3.24%, 2/6/28		200	$ 179,934
3.50%, 4/15/53		340	221,140
			$ 401,074
Colombia — 0.2%
Colombia Government International Bond, 3.25%, 4/22/32		412	$ 274,454
			$ 274,454
Croatia — 0.0%(9)
Croatia Government International Bond, 1.75%, 3/4/41(13)	EUR	100	$ 65,971
			$ 65,971
Dominican Republic — 0.4%
Dominican Republic:
5.875%, 1/30/60(13)		191	$ 126,396
6.40%, 6/5/49(13)		160	115,649
6.85%, 1/27/45(13)		380	294,866
			$ 536,911

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Ecuador — 0.3%
Republic of Ecuador, 1.50%, 7/31/40(13)	1,259	$ 359,151
		$ 359,151
Egypt — 0.4%
Arab Republic of Egypt:
8.15%, 11/20/59(13)	526	$ 304,498
8.50%, 1/31/47(13)	318	188,607
8.70%, 3/1/49(13)	200	119,649
		$ 612,754
El Salvador — 0.2%
Republic of El Salvador, 7.75%, 1/24/23(13)	359	$ 327,574
		$ 327,574
Ethiopia — 0.1%
Ethiopia Government International Bond, 6.625%, 12/11/24(13)	200	$ 104,142
		$ 104,142
Gabon — 0.2%
Gabon Government International Bond, 6.625%, 2/6/31(13)	330	$ 232,947
		$ 232,947
Guatemala — 0.1%
Guatemala Government International Bond, 5.375%, 4/24/32(13)	200	$ 185,200
		$ 185,200
Honduras — 0.4%
Honduras Government International Bond:
5.625%, 6/24/30(13)	469	$ 322,047
6.25%, 1/19/27(13)	350	277,008
		$ 599,055
Hungary — 0.2%
Hungary Government International Bond, 2.125%, 9/22/31(13)	310	$ 222,733
		$ 222,733
India — 0.2%
Export-Import Bank of India, 2.25%, 1/13/31(13)	368	$ 270,660
		$ 270,660
Security	Principal Amount* (000's omitted)		Value
Indonesia — 0.6%
Indonesia Government International Bond:
3.55%, 3/31/32		812	$ 695,555
4.65%, 9/20/32		200	185,528
			$ 881,083
Iraq — 0.3%
Republic of Iraq, 5.80%, 1/15/28(13)		516	$ 440,107
			$ 440,107
Ivory Coast — 0.1%
Ivory Coast Government International Bond:
6.625%, 3/22/48(13)	EUR	133	$ 83,686
6.875%, 10/17/40(13)	EUR	100	66,460
			$ 150,146
Jordan — 0.1%
Kingdom of Jordan, 7.375%, 10/10/47(13)		200	$ 150,667
			$ 150,667
Kenya — 0.3%
Republic of Kenya, 7.25%, 2/28/28(13)		532	$ 404,524
			$ 404,524
Lebanon — 0.1%
Lebanese Republic:
5.80%, 4/14/20(13)(16)		20	$ 1,250
6.00%, 1/27/23(13)(16)		88	5,521
6.10%, 10/4/22(13)(16)		337	21,484
6.15%, 6/19/20(16)		26	1,583
6.20%, 2/26/25(13)(16)		30	1,888
6.25%, 5/27/22(16)		40	2,550
6.25%, 11/4/24(13)(16)		7	442
6.25%, 6/12/25(13)(16)		130	8,233
6.375%, 3/9/20(16)		385	23,847
6.40%, 5/26/23(16)		6	380
6.65%, 4/22/24(13)(16)		123	7,771
6.65%, 11/3/28(13)(16)		92	5,810
6.75%, 11/29/27(13)(16)		2	126
6.85%, 5/25/29(16)		3	190
7.00%, 3/20/28(13)(16)		190	11,842
7.05%, 11/2/35(13)(16)		38	2,373
7.15%, 11/20/31(13)(16)		202	12,510
8.20%, 5/17/33(16)		70	4,362
8.25%, 4/12/21(13)(16)		139	8,861

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Lebanon (continued)
Lebanese Republic: (continued)
8.25%, 5/17/34(16)		58	$ 3,480
			$ 124,503
Macedonia — 0.2%
North Macedonia Government International Bond, 1.625%, 3/10/28(13)	EUR	370	$ 276,492
			$ 276,492
Mozambique — 0.1%
Mozambique Government International Bond, 5.00% to 9/15/23, 9/15/31(3)(13)		200	$ 136,836
			$ 136,836
Oman — 0.6%
Oman Government International Bond:
6.25%, 1/25/31(13)		409	$ 390,902
6.75%, 1/17/48(13)		200	168,610
7.375%, 10/28/32(13)		351	359,972
			$ 919,484
Pakistan — 0.1%
Islamic Republic of Pakistan:
7.375%, 4/8/31(13)		252	$ 80,640
8.875%, 4/8/51(13)		200	62,825
			$ 143,465
Panama — 0.3%
Panama Government International Bond, 6.70%, 1/26/36		422	$ 411,814
			$ 411,814
Paraguay — 0.2%
Republic of Paraguay, 4.95%, 4/28/31(13)		259	$ 238,142
			$ 238,142
Peru — 0.3%
Peruvian Government International Bond:
2.783%, 1/23/31		334	$ 264,241
3.30%, 3/11/41		170	114,965
			$ 379,206
Romania — 0.7%
Romania Government International Bond:
2.75%, 2/26/26(13)	EUR	84	$ 75,829
Security	Principal Amount* (000's omitted)		Value
Romania (continued)
Romania Government International Bond: (continued)
2.75%, 4/14/41(13)	EUR	122	$ 63,702
3.375%, 1/28/50(13)	EUR	258	136,331
4.625%, 4/3/49(13)	EUR	435	282,197
5.00%, 9/27/26(13)	EUR	244	234,224
6.625%, 9/27/29(13)	EUR	235	222,887
			$ 1,015,170
Serbia — 0.4%
Serbia Government International Bond, 2.125%, 12/1/30(13)		805	$ 561,417
			$ 561,417
Sri Lanka — 0.3%
Sri Lanka Government International Bond:
5.75%, 4/18/23(13)(16)		756	$ 177,418
6.20%, 5/11/27(13)(16)		200	46,067
6.75%, 4/18/28(13)(16)		285	64,927
6.85%, 3/14/24(13)(16)		200	47,104
7.55%, 3/28/30(13)(16)		200	46,174
			$ 381,690
Suriname — 1.2%
Republic of Suriname, 9.25%, 10/26/26(13)(16)		2,109	$ 1,693,527
			$ 1,693,527
Turkey — 0.2%
Turkey Government International Bond, 5.125%, 2/17/28		350	$ 283,996
			$ 283,996
Ukraine — 0.2%
Ukraine Government International Bond:
0.00%, GDP-Linked, 8/1/41(10)(13)(18)		601	$ 152,863
6.876%, 5/21/31(13)(16)		625	94,688
			$ 247,551
United Arab Emirates — 0.4%
Finance Department Government of Sharjah, 4.375%, 3/10/51(13)		970	$ 580,306
			$ 580,306

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Uruguay — 0.2%
Uruguay Government International Bond, 7.625%, 3/21/36	268	$ 317,741
		$ 317,741
Uzbekistan — 0.3%
Republic of Uzbekistan:
4.75%, 2/20/24(13)	240	$ 229,170
5.375%, 2/20/29(13)	200	168,612
		$ 397,782
Zambia — 0.1%
Zambia Government International Bond:
5.375%, 9/20/22(13)(16)	200	$ 68,718
8.97%, 7/30/27(13)(16)	340	136,906
		$ 205,624
Total Sovereign Government Bonds (identified cost $22,530,600)		$ 17,052,745

Sovereign Loans — 1.0%
Borrower/Description	Principal Amount (000's omitted)	Value
Tanzania — 1.0%
Government of the United Republic of Tanzania, Term Loan, 8.232%, (6 mo. USD LIBOR + 6.30%), 4/28/31(2)	$1,460	$ 1,445,477
Total Sovereign Loans (identified cost $1,460,000)		$ 1,445,477

U.S. Government Agency Mortgage-Backed Securities — 24.1%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
2.848%, (COF + 1.25%), 1/1/35(19)	$347	$ 337,962
3.50%, 5/1/51	846	749,564
5.00%, 8/1/52	2,622	2,531,008
6.00%, 3/1/29	495	503,851
6.15%, 7/20/27	99	100,643
6.50%, 7/1/32	362	372,213
7.00%, 4/1/36	428	446,817
7.50%, 11/17/24	32	32,152
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
9.00%, 3/1/31	$4	$ 4,317
Federal National Mortgage Association:
3.149%, (6 mo. USD LIBOR + 1.54%), 9/1/37(19)	130	130,108
3.50%, with various maturities to 2052	47	41,708
5.00%, with various maturities to 2040	690	687,392
5.50%, 30-Year, TBA(20)	300	295,858
5.50%, with various maturities to 2033	556	560,624
6.00%, 30-Year, TBA(20)	300	299,896
6.00%, 11/1/23	60	59,777
6.334%, (COF + 2.00%), 7/1/32(19)	108	112,211
6.50%, with various maturities to 2036	913	939,250
7.00%, with various maturities to 2037	395	408,940
10.00%, 8/1/31	6	5,776
Government National Mortgage Association:
4.50%, 10/15/47	165	158,618
5.00%, 6/20/52	1,991	1,944,645
5.50%, 30-Year, TBA(20)	5,200	5,169,683
5.50%, 30-Year, TBA(20)	6,200	6,147,896
5.50%, 10/20/52	510	516,177
6.00%, 30-Year, TBA(20)	11,000	11,042,645
7.50%, 8/15/25	35	35,369
8.00%, 3/15/34	322	333,683
9.50%, 7/15/25	1	570
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $34,792,542)		$ 33,969,353

Warrants — 0.0%
Security	Shares	Value
Leisure Goods/Activities/Movies — 0.0%
Cineworld Group PLC, Exp. 11/23/25(10)(11)	19,735	$ 0
		$ 0
Retailers (Except Food and Drug) — 0.0%
David’s Bridal, LLC, Exp. 11/26/22(10)(11)(12)	793	$ 0
		$ 0
Total Warrants (identified cost $0)		$ 0

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Short-Term Investments — 4.4%
Affiliated Fund — 4.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(21)	5,734,874	$ 5,734,874
Total Affiliated Fund (identified cost $5,734,874)		$ 5,734,874

U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 11/15/22(22)	$475	$ 474,447
Total U.S. Treasury Obligations (identified cost $474,475)		$ 474,447
Total Short-Term Investments (identified cost $6,209,349)		$ 6,209,321
Total Investments — 132.7% (identified cost $217,640,312)		$186,887,910
Less Unfunded Loan Commitments — (0.0)%(9)		$ (62,299)
Net Investments — 132.7% (identified cost $217,578,013)		$186,825,611
Other Assets, Less Liabilities — (32.7)%		$ (45,942,112)
Net Assets — 100.0%		$140,883,499
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $50,406,832 or 35.8% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.
(3)	Step coupon security. Interest rate represents the rate in effect at October 31, 2022.
(4)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2022.
(6)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2022.
(8)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(9)	Amount is less than 0.05% or (0.05)%, as applicable.
(10)	Non-income producing security.
(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).
(13)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $14,466,761 or 10.3% of the Fund's net assets.
(14)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(15)	The stated interest rate represents the weighted average interest rate at October 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(16)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(17)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2022, the total value of unfunded loan commitments is $51,451. See Note 1F for description.
(18)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

(19)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2022.
(20)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(21)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.
(22)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	24,889	USD	24,542	12/21/22	$ 155
EUR	1,811	USD	1,786	12/21/22	11
EUR	343,243	USD	341,218	12/21/22	(621)
USD	1,024,396	EUR	1,018,064	12/21/22	14,182
USD	539,507	EUR	536,173	12/21/22	7,469
USD	420,442	EUR	417,843	12/21/22	5,821
USD	213,213	EUR	211,895	12/21/22	2,952
USD	495,170	EUR	498,109	12/21/22	901
USD	75,835	EUR	76,285	12/21/22	138
USD	26,550	EUR	26,700	12/21/22	56
					$31,064
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	1,337,622	EUR	1,362,717	Standard Chartered Bank	11/2/22	$ —	$ (9,082)
USD	71,722	EUR	73,716	Standard Chartered Bank	11/4/22	—	(1,137)
USD	1,349,681	EUR	1,362,716	Standard Chartered Bank	12/2/22	109	—
						$ 109	$(10,219)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
Euro-Bobl	(6)	Short	12/8/22	$ (709,583)	$ 8,635
Euro-Bund	(4)	Short	12/8/22	(547,253)	22,515
Euro-Buxl	(2)	Short	12/8/22	(285,051)	28,063

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Futures Contracts (continued)
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures (continued)
U.S. 5-Year Treasury Note	(135)	Short	12/30/22	$(14,390,156)	$ 585,515
U.S. 10-Year Treasury Note	(6)	Short	12/20/22	(663,562)	25,734
U.S. Long Treasury Bond	(1)	Short	12/20/22	(120,500)	16,585
U.S. Ultra-Long Treasury Bond	(14)	Short	12/20/22	(1,787,187)	302,614
					$989,661
Credit Default Swaps - Sell Protection (Centrally Cleared)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Brazil	$ 2,518	1.00% (pays quarterly)(1)	2.72%	12/20/27	$ (185,782)	$ 174,260	$ (11,522)
Colombia	5,000	1.00% (pays quarterly)(1)	3.46	12/20/27	(516,752)	386,711	(130,041)
Croatia	5,000	1.00% (pays quarterly)(1)	1.21	12/20/27	(50,197)	56,026	5,829
Hungary	2,200	1.00% (pays quarterly)(1)	2.59	12/20/27	(148,330)	177,084	28,754
Indonesia	3,000	1.00% (pays quarterly)(1)	1.39	12/20/27	(48,849)	31,803	(17,046)
Mexico	2,500	1.00% (pays quarterly)(1)	1.61	12/20/27	(65,041)	80,178	15,137
Peru	2,000	1.00% (pays quarterly)(1)	1.53	12/20/27	(45,564)	34,242	(11,322)
Poland	2,500	1.00% (pays quarterly)(1)	0.97	6/20/23	3,276	(8,028)	(4,752)
Total	$24,718				$ (1,057,239)	$932,276	$ (124,963)

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Brazil	Citibank, N.A.	$ 1,050	1.00% (pays quarterly)(1)	3.46%	12/20/31	$ (168,961)	$ 139,027	$ (29,934)
Dubai	Bank of America, N.A.	2,000	1.00% (pays quarterly)(1)	0.44	12/20/22	3,884	857	4,741
Dubai	Bank of America, N.A.	3,000	1.00% (pays quarterly)(1)	0.44	6/20/23	14,016	1,725	15,741
Kazakhstan	Barclays Bank PLC	2,500	1.00% (pays quarterly)(1)	0.87	12/20/22	3,363	1,023	4,386
Mexico	Citibank, N.A.	688	1.00% (pays quarterly)(1)	2.26	12/20/31	(59,540)	28,092	(31,448)
Romania	Barclays Bank PLC	4,000	1.00% (pays quarterly)(1)	3.79	12/20/27	(460,995)	483,335	22,340
Total		$13,238				$ (668,233)	$654,059	$ (14,174)
*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2022, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $37,956,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Abbreviations:
COF	– Cost of Funds 11th District
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
GDP	– Gross Domestic Product
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $209,995,571)	$ 179,624,382
Affiliated investments, at value (identified cost $7,582,442)	7,201,229
Cash	1,463,564
Deposits for derivatives collateral:
Futures contracts	370,449
Centrally cleared derivatives	4,299,786
OTC derivatives - forward foreign currency exchange contracts	267,300
Deposits for forward commitment securities	10,000
Foreign currency, at value (identified cost $957,368)	951,569
Interest receivable	1,386,357
Interest and dividends receivable from affiliated investments	24,661
Receivable for investments sold	1,335,365
Receivable for variation margin on open futures contracts	74,179
Receivable for open forward foreign currency exchange contracts	109
Receivable for open swap contracts	47,208
Receivable for closed swap contracts	100,384
Receivable from the transfer agent	37,822
Prepaid upfront fees on notes payable	15,473
Prepaid expenses and other assets	3,868
Total assets	$197,213,705
Liabilities
Notes payable	$ 32,000,000
Payable for when-issued/delayed delivery/forward commitment securities	23,054,028
Payable for variation margin on open centrally cleared derivatives	38,094
Payable for open forward foreign currency exchange contracts	10,219
Payable for open swap contracts	61,382
Upfront receipts on open non-centrally cleared swap contracts	654,059
Payable to affiliates:
Investment adviser fee	143,274
Trustees' fees	1,398
Accrued expenses	367,752
Total liabilities	$ 56,330,206
Net Assets	$140,883,499
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 134,391
Additional paid-in capital	194,368,602
Accumulated loss	(53,619,494)
Net Assets	$140,883,499
Common Shares Issued and Outstanding	13,439,130
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 10.48

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income	$ 10,437
Dividend income from affiliated investments	95,302
Interest and other income	10,856,553
Interest income from affiliated investments	86,564
Total investment income	$ 11,048,856
Expenses
Investment adviser fee	$ 1,859,059
Trustees’ fees and expenses	15,672
Custodian fee	202,648
Transfer and dividend disbursing agent fees	18,160
Legal and accounting services	133,148
Printing and postage	76,801
Interest expense and fees	1,198,382
Miscellaneous	49,175
Total expenses	$ 3,553,045
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 7,019
Total expense reductions	$ 7,019
Net expenses	$ 3,546,026
Net investment income	$ 7,502,830
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (12,154,179)
Investment transactions - affiliated investments	(2,146)
Futures contracts	2,183,065
Swap contracts	(1,730,613)
Foreign currency transactions	(184,090)
Forward foreign currency exchange contracts	996,515
Net realized loss	$(10,891,448)
Change in unrealized appreciation (depreciation):
Investments	$ (19,048,728)
Investments - affiliated investments	(224,944)
Futures contracts	988,403
Swap contracts	(48,424)
Foreign currency	(38,459)
Forward foreign currency exchange contracts	(180,170)
Net change in unrealized appreciation (depreciation)	$(18,552,322)
Net realized and unrealized loss	$(29,443,770)
Net decrease in net assets from operations	$(21,940,940)

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 7,502,830	$ 11,863,734
Net realized gain (loss)	(10,891,448)	1,200,328
Net change in unrealized appreciation (depreciation)	(18,552,322)	6,757,111
Net increase (decrease) in net assets from operations	$ (21,940,940)	$ 19,821,173
Distributions to shareholders	$ (8,946,641)	$ (9,921,940)
Tax return of capital to shareholders	$ (7,133,373)	$ (8,089,075)
Capital share transactions:
Reinvestment of distributions	$ 253,334	$ 96,600
Cost of shares repurchased in tender offer (see Note 5)	—	(59,883,904)
Net increase (decrease) in net assets from capital share transactions	$ 253,334	$ (59,787,304)
Net decrease in net assets	$ (37,767,620)	$ (57,977,146)
Net Assets
At beginning of year	$ 178,651,119	$ 236,628,265
At end of year	$140,883,499	$178,651,119

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Statement of Cash Flows

Year Ended
October 31, 2022
Cash Flows From Operating Activities
Net decrease in net assets from operations	$ (21,940,940)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(375,718,825)
Investments sold and principal repayments	386,653,606
Decrease in short-term investments, net	2,618,154
Net amortization/accretion of premium (discount)	1,747,892
Amortization of prepaid upfront fees on notes payable	42,618
Decrease in interest receivable	154,605
Increase in interest and dividends receivable from affiliated investments	(18,555)
Increase in receivable for variation margin on open futures contracts	(61,696)
Decrease in receivable for variation margin on open centrally cleared derivatives	7,122
Decrease in receivable for open forward foreign currency exchange contracts	6,599
Decrease in receivable for open swap contracts	100,567
Decrease in upfront payments on open non-centrally cleared swap contracts	139
Increase in receivable for closed swap contracts	(100,384)
Increase in receivable from the transfer agent	(37,822)
Decrease in prepaid expenses and other assets	7,725
Decrease in cash collateral due to broker	(110,000)
Increase in payable for variation margin on open centrally cleared derivatives	38,094
Increase in payable for open forward foreign currency exchange contracts	3,893
Increase in payable for open swap contracts	11,736
Increase in upfront receipts on open non-centrally cleared swap contracts	402,884
Decrease in payable to affiliate for investment adviser fee	(58,040)
Increase in payable to affiliate for Trustees' fees	11
Decrease in accrued expenses	(26,233)
Decrease in unfunded loan commitments	(13,404)
Net change in unrealized (appreciation) depreciation from investments	19,273,672
Net realized loss from investments	12,156,325
Net cash provided by operating activities	$ 25,139,743
Cash Flows From Financing Activities
Cash distributions paid	$ (15,826,680)
Proceeds from notes payable	28,000,000
Repayments of notes payable	(39,000,000)
Payment of prepaid upfront fees on notes payable	(42,500)
Net cash used in financing activities	$ (26,869,180)
Net decrease in cash and restricted cash*	$ (1,729,437)
Cash and restricted cash at beginning of year (including foreign currency)	$ 9,092,105
Cash and restricted cash at end of year (including foreign currency)	$ 7,362,668
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 253,334
Cash paid for interest and fees on borrowings	1,144,897
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $241.

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2022
Cash	$ 1,463,564
Deposits for derivatives collateral:
Futures contracts	370,449
Centrally cleared derivatives	4,299,786
OTC derivatives - forward foreign currency exchange contracts	267,300
Deposits for forward commitment securities	10,000
Foreign currency	951,569
Total cash and restricted cash as shown on the Statement of Cash Flows	$7,362,668

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Financial Highlights

	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 13.310	$ 13.230	$ 14.520	$ 14.750	$ 15.310
Income (Loss) From Operations
Net investment income(1)	$ 0.559	$ 0.708	$ 0.486	$ 0.731	$ 0.688
Net realized and unrealized gain (loss)	(2.191)	0.428	(0.871)	(0.121)	(0.399)
Total income (loss) from operations	$ (1.632)	$ 1.136	$ (0.385)	$ 0.610	$ 0.289
Less Distributions
From net investment income	$ (0.667)	$ (0.602)	$ (0.764)	$ (0.840)	$ (0.849)
Tax return of capital	(0.531)	(0.490)	(0.141)	—	—
Total distributions	$ (1.198)	$ (1.092)	$ (0.905)	$ (0.840)	$ (0.849)
Discount on tender offer (see Note 5)(1)	$ —	$ 0.036	$ —	$ —	$ —
Net asset value — End of year	$ 10.480	$ 13.310	$ 13.230	$ 14.520	$ 14.750
Market value — End of year	$ 10.640	$ 13.530	$ 11.850	$ 13.210	$ 12.700
Total Investment Return on Net Asset Value(2)	(12.67)%	9.29%	(1.80)%	4.93%	2.56%
Total Investment Return on Market Value(2)	(12.71)%	23.94%	(3.32)%	10.87%	(4.63)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$140,883	$178,651	$236,628	$259,649	$263,711
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47% (3)	1.35%	1.48%	1.41%	1.43%
Interest and fee expense(4)	0.75%	0.28%	0.57%	1.14%	0.93%
Total expenses	2.22% (3)	1.63%	2.05%	2.55%	2.36%
Net investment income	4.70%	5.16%	3.59%	4.97%	4.57%
Portfolio Turnover	182% (5)	76% (5)	47%	46%	32%
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 32,000	$ 43,000	$ 55,000	$ 85,000	$ 76,000
Asset coverage per $1,000 of notes payable(6)	$ 5,403	$ 5,155	$ 5,302	$ 4,055	$ 4,470
(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(4)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
(6)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At October 31, 2022, the Fund had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J   Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

K  Interest Rate Swaps—Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
L  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
M  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
N  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Distributions to Shareholders and Income Tax Information
The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$8,946,641	$9,921,940
Tax return of capital	$7,133,373	$8,089,075
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (22,492,803)
Net unrealized depreciation	(31,126,691)
Accumulated loss	$(53,619,494)
During the year ended October 31, 2022, accumulated loss was decreased by $27,279 and paid-in capital was decreased by $27,279 due to differences between book and tax accounting, primarily for swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $22,492,803 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $10,483,258 are short-term and $12,009,545 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 217,948,450
Gross unrealized appreciation	$ 2,344,748
Gross unrealized depreciation	(33,423,380)
Net unrealized depreciation	$ (31,078,632)
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent the value of all assets of the Fund (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations in a given country denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

The investment advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, EVM shall not be entitled to receive the above described compensation with respect to total leveraged assets in excess of this amount. As of October 31, 2022, the Fund's investment leverage was 30% of its total leveraged assets. For the year ended October 31, 2022, the investment adviser fee amounted to $1,859,059 or 0.75% of the Fund’s average daily total leveraged assets and 1.16% of the Fund's average daily net assets.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $7,019 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.
Trustees and officers of the Fund who are members of EVM's organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and TBA transactions, for the year ended October 31, 2022 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 30,256,829	$ 37,672,717
U.S. Government and Agency Securities	346,976,269	347,250,206
	$377,233,098	$384,922,923
5  Common Shares of Beneficial Interest
Common shares issued by the Fund pursuant to its dividend reinvestment plan for the years ended October 31, 2022 and October 31, 2021 were 21,555 and 7,128, respectively.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2022 and October 31, 2021.
As announced on March 9, 2021, conditioned on shareholder approval of the New Agreement (which occurred on May 7, 2021), the Fund’s Board of Trustees authorized a conditional tender offer by the Fund for up to 25% of its outstanding common shares at a price equal to 99% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. On June 29, 2021, the Fund commenced a cash tender offer for up to 4,470,149 of its outstanding shares. The tender offer expired at 5:00 PM Eastern Time on July 30, 2021. In accordance with the terms and conditions of the tender offer, because the number of shares tendered exceeded the number of shares offered to purchase, the Fund purchased shares from tendering shareholders on a pro-rata basis (disregarding fractional shares). The purchase price of the properly tendered shares was equal to $13.3964 per share for an aggregate purchase price of $59,883,904.
6  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $699,715. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $641,763 at October 31, 2022.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss	$ 3,276*	$ 31,685*	$ 989,661*	$ 1,024,622
Receivable for open forward foreign currency exchange contracts	—	109	—	109
Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	21,263	—	—	21,263
Total Asset Derivatives	$ 24,539	$ 31,794	$989,661	$ 1,045,994
Derivatives not subject to master netting or similar agreements	$ 3,276	$ 31,685	$989,661	$ 1,024,622
Total Asset Derivatives subject to master netting or similar agreements	$ 21,263	$ 109	$ —	$ 21,372
Accumulated loss	$ (1,060,515)*	$ (621)*	$ —	$ (1,061,136)
Payable for open forward foreign currency exchange contracts	—	(10,219)	—	(10,219)
Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(689,496)	—	—	(689,496)
Total Liability Derivatives	$(1,750,011)	$(10,840)	$ —	$(1,760,851)
Derivatives not subject to master netting or similar agreements	$(1,060,515)	$ (621)	$ —	$(1,061,136)
Total Liability Derivatives subject to master netting or similar agreements	$ (689,496)	$(10,219)	$ —	$ (699,715)
*	For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 17,900	$ —	$ —	$ —	$ 17,900
Barclays Bank PLC	3,363	(3,363)	—	—	—
Standard Chartered Bank	109	(109)	—	—	—
	$21,372	$(3,472)	$ —	$ —	$17,900

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Barclays Bank PLC	$ (460,995)	$ 3,363	$ 113,867	$ 267,300	$ (76,465)
Citibank, N.A.	(228,501)	—	228,501	—	—
Standard Chartered Bank	(10,219)	109	—	—	(10,110)
	$(699,715)	$3,472	$342,368	$267,300	$(86,575)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Futures contracts	$ —	$ —	$ 2,183,065	$ 2,183,065
Swap contracts	(1,605,688)	—	(124,925)	(1,730,613)
Forward foreign currency exchange contracts	—	996,515	—	996,515
Total	$(1,605,688)	$ 996,515	$2,058,140	$ 1,448,967
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ —	$ 988,403	$ 988,403
Swap contracts	(172,732)	—	124,308	(48,424)
Forward foreign currency exchange contracts	—	(180,170)	—	(180,170)
Total	$ (172,732)	$(180,170)	$1,112,711	$ 759,809
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$408,000	$22,021,000	$11,109,000	$41,115,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

7  Credit Agreement
The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $85 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the Secured Overnight Financing Rate (SOFR) and is payable monthly. Under the terms of the Agreement, in effect through March 14, 2023, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 15, 2022, the Fund paid an upfront fee of $42,500, which is being amortized to interest expense through March 14, 2023. The unamortized balance at October 31, 2022 is approximately $15,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. Also included in interest expense is $15,591 of amortization of previously paid upfront fees related to the period from November 1, 2021 through March 15, 2022 when the Agreement was renewed. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2022, the Fund had borrowings outstanding under the Agreement of $32,000,000 at an annual interest rate of 4.50%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2022 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2022. For the year ended October 31, 2022, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $ 54,690,411 and 1.86%, respectively.
8  Investments in Affiliated Issuers and Funds
The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2022, the value of the Fund’s investment in affiliated issuers and funds was $7,201,229, which represents 5.1% of the Fund’s net assets. Transactions in affiliated issuers and funds by the Fund for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2016-C29, Class D, 3.00%, 5/15/49	$ 874,032	$ —	$ —	$ —	$ (129,552)	$ 755,772	$ 35,795	$1,000,000
Series 2016-C32, Class D, 3.396%, 12/15/49	206,909	—	—	—	(29,597)	181,046	10,084	250,000
Morgan Stanley Capital I Trust, Series 2016-UBS12, Class D, 3.312%, 12/15/49	578,977	—	—	—	(65,795)	529,537	40,685	1,000,000
Short-Term Investments
Cash Reserves Fund	8,354,666	85,326,184	(93,678,704)	(2,146)	—	—	4,723	—
Liquidity Fund	—	86,491,911	(80,757,037)	—	—	5,734,874	90,579	5,734,874
Total				$(2,146)	$(224,944)	$7,201,229	$181,866
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

At October 31, 2022, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 23,178,611	$ —	$ 23,178,611
Collateralized Mortgage Obligations	—	12,942,721	—	12,942,721
Commercial Mortgage-Backed Securities	—	14,709,478	—	14,709,478
Common Stocks	126,264	180,960	41,564	348,788
Corporate Bonds	—	17,493,462	—	17,493,462
Preferred Stocks	—	171,048	—	171,048
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	59,304,607	—	59,304,607
Sovereign Government Bonds	—	17,052,745	—	17,052,745
Sovereign Loans	—	1,445,477	—	1,445,477
U.S. Government Agency Mortgage-Backed Securities	—	33,969,353	—	33,969,353
Warrants	—	0	0	0
Short-Term Investments:
Affiliated Fund	5,734,874	—	—	5,734,874
U.S. Treasury Obligations	—	474,447	—	474,447
Total Investments	$5,861,138	$ 180,922,909	$ 41,564	$ 186,825,611
Forward Foreign Currency Exchange Contracts	$ —	$ 31,794	$ —	$ 31,794
Futures Contracts	989,661	—	—	989,661
Swap Contracts	—	24,539	—	24,539
Total	$6,850,799	$ 180,979,242	$ 41,564	$ 187,871,605
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (10,840)	$ —	$ (10,840)
Swap Contracts	—	(1,750,011)	—	(1,750,011)
Total	$ —	$ (1,760,851)	$ —	$ (1,760,851)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Notes to Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
LIBOR Transition Risk
Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $10,437, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 63.86% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Short Duration Diversified Income Fund
c/o American Stock Transfer & Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Short Duration Diversified Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as a custom benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was consistent with its custom benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds..
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Class I Trustee	Until 2024. 3 years. Since 2007.	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Fund.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Mark R. Fetting 1954	Class III Trustee	Until 2023. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Class I Trustee	Until 2024. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Class II Trustee	Until 2025. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Class III Trustee	Until 2023. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Class II Trustee	Until 2025. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2023. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class II Trustee	Until 2025. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Class I Trustee	Until 2024. 3 years. Since 2016.	Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Class III Trustee	Until 2023. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Ms. Wiser began serving as a Trustee effective April 4, 2022.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2022
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the

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investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.
In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the

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equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

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Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.
Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

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To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may

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or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.
Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

2319    10.31.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner.

Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2021 and October 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$103,328	$102,933
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,547	$350
All Other Fees(3)	$0	$0

Total	$124,925	$103,283

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2021 and October 31, 2022; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/21	10/31/22

Registrant	$21,547	$350
Eaton Vance(1)	$51,800	$52,836

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” of “Eaton Vance”) is the investment adviser of the Fund. Akbar A. Causer, Catherine M. McDermott, Federico Sequeda, Eric A. Stein and Andrew Szczurowski comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Causer is a Vice President of EVM, has been a portfolio manager of the Fund since September 2021 and has been employed by EVM since 2017. Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Sequeda is a Vice President of EVM, has been a portfolio manager of the Fund since September 2021 and has been employed by EVM for more than five years. Mr. Stein is a Vice President and Chief Investment Officer, Fixed Income of EVM, has been a portfolio manager of the Fund since December 2012. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Ms. McDermott and Messrs. Stein and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Akbar A. Causer
Registered Investment Companies	3	$1,228.1	0	$0
Other Pooled Investment Vehicles	2	$506.2	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	7	$3,802.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Federico Sequeda, CFA
Registered Investment Companies	6	$8,760.0	0	$0
Other Pooled Investment Vehicles	2	$86.2	0	$0
Other Accounts	0	$0	0	$0

Eric A. Stein(1)
Registered Investment Companies	3	$5,402.9	0	$0
Other Pooled Investment Vehicles	1	$67.3	0	$0
Other Accounts	0	$0	0	$0

Andrew Szczurowski(1)
Registered Investment Companies	6	$15,761.9	0	$0
Other Pooled Investment Vehicles	1	$67.3	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Akbar A. Causer	None
Catherine C. McDermott	None
Federico Sequeda, CFA	None
Eric A. Stein	$1 - $10,000
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 22, 2022